Exhibit 99.3
                                 ------------
               Computational Materials and/or ABS Term Sheets.



[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
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                Available Funds Rate Schedule (1)

---------------------------------------------------------       -----------------------------------------------------
                  Available Funds    Available Funds                               Available Funds    Available
Period                Rate (%)           Rate (%)                     Period            Rate (%)      Funds Rate (%)
---------------------------------------------------------       -----------------------------------------------------
                       (2)               (3)                                           (2)                (3)
   1                  6.467             6.467                          41             7.614             10.500
   2                  5.820             8.500                          42             8.587             10.500
   3                  5.632             8.500                          43             8.872             10.500
   4                  5.822             8.500                          44             8.584             10.500
   5                  5.634             8.500                          45             8.869             10.500
   6                  5.634             8.500                          46             8.581             10.500
   7                  5.822             8.500                          47             8.581             10.500
   8                  5.634             8.500                          48             9.511             11.539
   9                  5.822             8.500                          49             8.590             11.500
  10                  5.636             8.500                          50             8.876             11.500
  11                  5.636             8.500                          51             8.590             11.500
  12                  6.240             8.500                          52             8.876             11.500
  13                  5.636             8.500                          53             8.590             11.500
  14                  5.824             8.500                          54             8.590             11.553
  15                  5.636             8.500                          55             8.876             11.938
  16                  5.825             8.500                          56             8.590             11.553
  17                  5.637             8.500                          57             8.876             11.938
  18                  5.637             8.500                          58             8.590             11.553
  19                  5.825             8.500                          59             8.591             11.570
  20                  5.638             8.500                          60             9.511             13.444
  21                  5.829             8.500                          61             8.592             12.144
  22                  5.666             8.500                          62             8.878             12.549
  23                  5.977             8.500                          63             8.592             12.144
  24                  6.610             8.500                         -----------------------------------------------------
  25                  5.963             9.500
  26                  6.150             9.500
  27                  5.941             9.500
  28                  6.130             9.500
  29                  5.951             9.500
  30                  5.945             9.500
  31                  6.138             9.500
  32                  5.935             9.500
  33                  6.128             9.500
  34                  5.933             9.500
  35                  6.092             9.500
  36                  8.101             9.500
  37                  7.581            10.500
  38                  7.836            10.500
  39                  7.587            10.500
  40                  7.843            10.500
---------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached
Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.770%, 6-Month LIBOR stays at 3.210%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds
(if any) from the Corridor Contract.





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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities  account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




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